J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST I

JPMorgan Short Duration Core Plus Fund

JPMORGAN TRUST II

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

(All Share Classes)

(the “Funds”)

Supplement dated February 9, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

CORE PLUS BOND FUND

Portfolio Manager Retirement. Steven Lear previously announced his retirement from J.P. Morgan Investment Management Inc., effective March 1, 2024. In order to provide additional depth and continuity to the portfolio management team, Priya Misra will be added to the portfolio management team of the JPMorgan Core Plus Bond Fund (the “Fund”) effective March 1, 2024.

Effective March 1, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard D. Figuly	2006	Managing Director
J. Andrew Norelli	2014	Managing Director
Lisa Coleman	2020	Managing Director
Thomas Hauser	2020	Managing Director
Kay Herr	2023	Managing Director
Priya Misra	2024	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Core Plus Bond Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Core Plus Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund consists of Richard Figuly, Managing Director, J. Andrew Norelli, Managing Director, Lisa Coleman, Managing Director and CFA charterholder, Thomas Hauser, Managing Director and CFA charterholder, Kay Herr, Managing Director and CFA charterholder, and Priya Misra, Managing Director. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Figuly became part of the team responsible for management of the Fund in 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC team and head of GFICC’s Core Bond team responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Mr. Norelli is a portfolio manager within the GFICC team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Ms. Coleman is responsible for managing investment grade corporate credit investments for the

SUP-INC-224

Fund. A portfolio manager of the Fund since July 2020 and an employee of JPMIM since 2008, Ms. Coleman is the Global Head of Investment Grade Corporate Credit within the GFICC Team. Mr. Hauser is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2004, Mr. Hauser is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market. An employee of JPMIM since 1999 and a portfolio manager of the Fund since 2023, Ms. Herr is a member of the Asset Management Investment Committee (AMIC) and head of Research for the GFICC team. Ms. Misra is a member of the GFICC team and an employee of JPMIM since 2023 and a portfolio manager of the Fund since 2024, with a focus on assessing macroeconomic issues, interest rates and sector allocation themes. Prior to joining JPMIM, Ms. Misra worked at TD Securities since 2015, where she was head of Global Rates Strategy at TD Securities. In her role, Ms. Misra was responsible for the US and global interest rate markets and provided investment advice for clients.

CORE BOND FUND

SHORT DURATION CORE PLUS FUND

Portfolio Manager Retirement. Steven Lear previously announced his retirement from J.P. Morgan Investment Management Inc. Effective March 1, 2024, all references to Steven Lear will be removed from the Summary Prospectuses and Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE